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                                  EXHIBIT 10.8

                              K & P LEASING COMPANY

                              OFFICE BUILDING LEASE



THIS LEASE is made and entered into this 29th,day of September,1997, by and between K & P Leasing Company (hereinafter "Landlord") and International Barter Corporation (hereinafter "Tenant").

For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

1.       PREMISES

         1.1 Description. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain Premises (hereinafter "Premises") together with appurtenances, situated in the City of SeaTac, County of King, State of Washington, commonly known as the 21400 Building, more particularly described as follows:

                              Suites 206/207
                              21400 Building
                              21400 Pacific Highway South
                              Seatac, WA 98198

         1.2 Work of Improvement. The obligations of Landlord and Tenant to perform the work and supply the necessary materials and labor to prepare the Premises for occupancy are set forth in detail. Landlord and Tenant shall expend all funds and do all acts required of them and shall have the work performed promptly and diligently in a first class workmanlike manner.

2.       TERM

         2.1 Term. The term of this lease shall be for a period of TWO YEARS commencing on the 1st day of October 1997, and ending on the 30th day of September, 1999, unless sooner terminated pursuant to this Lease.

         2.2 Delay in Commencement. Tenant agrees that in the event of the inability of Landlord for any reason to deliver possession of the Premises to Tenant on the commencement date set forth in Section 2.1, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease of the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent or other monetary sums until possession of the Premises is tendered to Tenant. If Tenant with Landlord's consent takes possession prior to the commencement of the term, Tenant shall do so subject to all of the terms and conditions hereof and shall pay rent for the period ending with the commencement of the term at the same rental.

         2.3 Acknowledgment of Commencement Date. In the event the commencement date of the term of the Lease is other than as provided in Section 2.1, then Landlord and Tenant shall execute a written



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acknowledgment of the date of commencement and shall attach it to the Lease.

3. RENT. Tenant shall pay to Landlord as rent for the Premises in advance on the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of ONE THOUSAND EIGHT HUNDRED AND FIFTY DOLLARS ($1850.00). Rent shall be paid as follows: $1.300.00 Cash Per Month plus $550.00 IBC Trade Dollars Per Month. IBC Trade payable in advance each year. Landlord reserves the right to discontinue IBC Trade Dollars at Landlord's discretion. If Landlord exercises this right, Landlord and Tenant will meet to renegotiate the lease terms. The rental of Suite 201 will be subject to the cost of living adjustment annually after the base year oPound Sterling 1997, based on the CPI for all urban consumers for the geographical area of Seattle/Tacoma, using January 1997 as the base year. In any case, the rent shall never be less than $1850.00 per month and shall not increase greater than FIVE PERCENT (5%) in any one year.

If commencement date is not the first day of a month, or if the Lease termination date is not the last day of a month, a prorated monthly installment shall be paid at the then current rate for a fractional month during which the Lease commences and/or terminates.

Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of $1850.00 as rent for the month(s) of OCTOBER, 1997.

4. SECURITY DEPOSIT. Concurrently with Tenant's execution oPound Sterling this Lease, Tenant shall deposit with Landlord the sum of TWELVE HUNDRED DOLLARS (ALREADY PAID) ($1200.00). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment oPound Sterling rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount; Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlords' option. to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefore.

5.       TAXES
         5.1 Personal Property Taxes. During the term hereof Tenant shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises, and when possible, Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with Landlord's real property, the Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. For the purpose of determining



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said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with the provisions of any law, ordinance, or rule of taxing authorities which requires Tenant to file a report of Tenant's property located in the Premises.

6.       USE
         6.1 Use. The Premises shall be used and occupied by Tenant for general office use and for no other purpose without the prior written consent of Landlord.

         6.2 Suitability. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building (if any) of which the Premises may be a part or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and said Building were at such time in satisfactory condition unless within fifteen (15) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition.

         6.3 Uses Prohibited.
         (a) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Premises or the Building (if any) of which the Premises may be a part or any of its contents (unless Tenant shall pay any increased premium as a result of such use or acts), or cause a cancellation of any insurance policy covering said Premises or said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.
         (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building (if any) or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.
         (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements, now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use of occupancy of the Premises, excluding structural changes not relating to or affecting the condition. use of occupancy of the Premises, or not related or afforded by Tenant's improvements or acts. The judgment of any court or competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated by law, statute, ordinance, or governmental rule, regulation or requirement shall be conclusive of the fact as between Landlord and Tenant.

7. UTILITIES. Tenant shall during the term hereof pay prior to delinquency all charges for telephone services and shall hold Landlord harmless from any liability therefrom.



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8.       MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS.
         8.1 Maintenance and Repairs.
         (a) Landlord's Obligations. Landlord shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of the Tenant or any other Tenant in the Building.
         (b) Tenant's Obligations.
         (i) Tenant at Tenant's sole cost and expense, except fur services furnished by Landlord shall maintain the Premises in good order, condition and repair including the interior surfaces of the ceilings, walls and floors, all doors, and equipment installed by or at the expense of Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.
         (ii) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted, and shall promptly remove or cause to be removed at Tenant's expense from the Premises and the Building any signs, notices and displays placed by Tenant.
         (iii) Tenant agrees to repair any damage to the Premises or the Building caused by or in connection with the removal of any articles of personal property. business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.
         (iv) In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

         (c) Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances. regulations and rules of any public authority relating to their respective maintenance obligations as set forth herein.

         8.2 Alterations and Additions.
         (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written Consent of Landlord.
        (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished. and the requirement that upon written request of Landlord prior to the expiration or earlier termination of the Lease, Tenant will remove any and all permanent improvements or additions to the Premises installed at Tenant's expense and all movable partitions, counters, personal property, equipment, fixtures, and furniture.
         (c) A11 such alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon and surrendered with the Premises, unless specified pursuant to
Section 8.2(b) above.



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         (d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term when Tenant is not in default hereunder.

9. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord my deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

10. LIENS. Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. A11 such sums paid by Landlord and all expenses incurred by it in connection therewith including attorney's fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises, any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

11. INSURANCE; INDEMNIFICATION.
         11.1 Tenant, at its sole expense, shall obtain within ten (10) days of Landlord's execution of this Lease and keep in force during the term of this Lease insurance policies providing the following coverages:
         (a) Standard fire insurance, with extended coverage, covering all of Tenant's fixtures, furniture, equipment, and other personal property on the Premises, and also covering leasehold improvements and alterations made by Tenant, to the extent of at least eighty percent (80%) of the replacement value thereof from time to time.
         (b) Comprehensive public liability and property damage insurance insuring against all claims, accidents, injuries and damages for bodily injury to and death of persons, and for loss of or damage to property, arising out of the use, occupancy or maintenance of the leased Premises by Tenant, and by Tenant's employees, agents and representatives. Such insurance shall have liability limits of (I) not less



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than one million dollars ($1,000,000) per occurrence for bodily injuries or death and (ii) not less than one million dollars ($1,000,000) per occurrence for property damage.
         All policies of insurance provided for herein shall (I) be approved as to form and substance by Landlord, which approval shall not be unreasonably withheld, (ii) be issued by insurance companies which are qualified to do business in the State of Washington, (iii) be issued in the names of Landlord and Tenant and shall be for the mutual and joint benefit and protection of Landlord and Tenant, (iv) give Landlord thirty (30) days prior written notice of any cancellation or lapse or any reduction in the amounts of insurance, and (v) contain an endorsement containing an express waiver of any right of subrogation by the insurance company against Landlord (whether Landlord is named as an insured or not). A1l public liability. property damage and other casualty policies provided for herein shall (1) contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to Landlord or to Landlord's employees, agents or representatives, and (ii) be written as primary policies, not contributing with and not in excess or coverage which Landlord may carry.
         Executed copies or such policies or insurance or certificates thereof shall be delivered to Landlord within ten (10) days after delivery or possession of the Premises to Tenant and thereafter at least fifteen (15) days prior to the expiration of the term of such policy.

         11.2 Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the leased Premises arising from any cause and Tenant hereby waives all claims thereof against Landlord, except for any claims arising from the willful or grossly negligent misconduct or Landlord, its agents or employees. Tenant shall, and hereby agrees to, indemnify and hold Landlord harmless against all claims, actions, causes of action, damages, liabilities, expenses, costs and attorney's fees, including expenses, costs and attorney's fees on appeal, arising from or incident to (1) Tenants use or the leased Premises; (ii) the business conducted by Tenant; (iii) any act, omission. or negligence of Tenant or Tenant's agents, representatives, employees, invitees. or other persons, with or without authority of Tenant, in entering upon or performing any act relating to the leased Premises; (iv) any accident. injury or damage whatsoever caused to any person or property in the leased Premises; or (v) any breach or default in the performance of any obligation on the Tenant's part to be performed under the terms of this Lease.

         Tenant, upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably acceptable to Landlord.

12. ASSIGNMENT AND SUBLETTING.

         12.1 Landlord's Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

         12.2 Reasonable Consent. If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (1) the name and legal composition or the proposed subtenant or assignee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) the terms and provisions or the proposed sublease, (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee.

         12.3 No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or



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subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

13. DEFAULT; REMEDIES.

         13.1 Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant
         (a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for five (5) days after written notice by Landlord to Tenant);
         (b) The abandonment or vacation of the Premises by Tenant;
         (c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that of the nature of the default is such that the same cannot reasonably be cured within said twenty (20) day period. Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;
         (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         13.2 Remedies. In the event of any such material default or breach by Tenant, Landlord may, at any time thereafter without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

         (a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

         (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation thereto, the following: (1) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until



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the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided: plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided: plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modification to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in (1) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in (ii) and (iii) the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent," as used in this Section 13. shall be deemed to be and to mean the rent to be paid pursuant to Section 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

         13.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms oPound Sterling any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance oPound Sterling such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         13.4 Default by Landlord. Landlord shall not be In default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder oPound Sterling any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty-day period and thereafter diligently prosecutes the same to completion

14. MISCELLANEOUS.
         14.1 Entire Agreement. This Instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

         14.2 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.



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         14.3 Signs. Tenant shall not place or permit to be placed in or upon the Premises, where visible from outside the Premises, or outside the Premises or any part of the Building any signs, notices, drapes, shutters, blinds or displays of any type without the prior written consent of Landlord. Landlord reserves the right in Landlords' sole discretion to place and locate on the roof. exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

         14.4 Rules and Regulations; Parking.
         (a) Tenant and Tenant's agents, employees, visitors and licensees shall observe and comp]y fully and faithfully with all reasonable and non-discriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its Tenants. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of said rules and regulations.

         (b) Tenant shall be allocated Five (5) reserved parking stalls.

         14.5 Notices. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signatures at the end of this Lease.

         14.6 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the date and year first above written.

LANDLORD                                    TENANT
K & P LEASING                               INTERNATIONAL BARTER CORPORATION

/signature/                                 /s/  Steven White, President
21400 Pacific Highway South                 21400 Pacific Highway South
Suite 301, Seatac WA 98198                  Suite 301, Seatac WA 98198



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